UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2025

4D Molecular Therapeutics Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39782	47-3506994
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5858 HORTON STREET #455
EMERYVILLE, California		94608
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 510 505-2680

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FDMT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 10, 2025, 4D Molecular Therapeutics, Inc. (the “Company”) announced a strategically focused pipeline and resulting updated cash runway guidance.

As a result of its strategically focused pipeline, resource reallocation, and discontinued future investment plans on non-core product candidates, each of which is described in further detail in Item 8.01 of this Current Report on Form 8-K, the Company has extended its expected cash runway. Under the updated operating plan, based on unaudited cash, cash equivalents and marketable securities of $506 million as of December 31, 2024, the Company now expects its current cash to fund operations into 2028. Cash runway includes full execution and topline 52-week data from 4FRONT-1 and 4FRONT-2 Phase 3 clinical trials in wet age-related macular degeneration (“wet AMD”), and ongoing early-stage development for diabetic macular edema (“DME”) and cystic fibrosis (“CF”). Additionally, the Company will explore value-creating partnership opportunities and other strategic financing options.

Item 8.01 Other Events

INTERIM DATA FROM 4D-150 SPECTRA PART 1 CLINICAL TRIAL

On January 10, 2025, the Company reported positive topline interim data from Part 1 of the SPECTRA clinical trial evaluating 4D-150 in DME and alignment with the U.S. Food and Drug Administration (“FDA”) on registrational pathway for 4D-150 in DME.

Clinical Trial Design & Interim Data from 4D-150 SPECTRA Part 1 Clinical Trial (Data Cutoff of December 13, 2024):

•
The objective of the 4D-150 SPECTRA Part 1 clinical trial was to evaluate safety and tolerability and identify dose level for further evaluation. The Part 1 clinical trial utilized stringent supplemental aflibercept criteria and enrolled patients with high central subfield thickness (“CST”) to maximize patient safety and assess initial clinical activity.
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The study population included 22 patients enrolled across 3 dose levels: 3E10 vg/eye (n=9), 1E10 vg/eye (n=12), and 5E9 vg/eye (n=1). One patient in 1E10 vg/eye arm terminated the study due to death unrelated to 4D-150, prior to completion of a post-baseline assessment.
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Safety data (n=21) demonstrated that 4D-150 was well tolerated with no intraocular inflammation at any timepoint. All patients completed the 16-week topical corticosteroid taper on schedule and remained completely off steroids.
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No hypotony, endophthalmitis, vasculitis, choroidal effusions or retinal artery occlusions
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Efficacy Results Through 32 Weeks:
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3E10 vg/eye arm:
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Sustained gain of best corrected visual acuity (BCVA) of +8.4 letters
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Sustained reduction of CST, as measured by optical coherence tomography (OCT), of -194 µm
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Supplemental injections: Post-aflibercept loading doses (3), 3E10 vg/eye achieved substantially fewer supplemental injections compared to 1E10 vg/eye and projected on-label aflibercept 2mg Q8W:
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Mean injections per patient:
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3E10 vg/eye: 0.6, 1E10 vg/eye: 1.4, projected on-label aflibercept 2mg Q8W: 4.0
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3E10 vg/eye demonstrated a reduction of 61% vs. 1E10 vg/eye
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3E10 vg/eye demonstrated a reduction of 86% vs. projected on-label aflibercept 2mg Q8W
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0-1 injections:
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8 of 9 overall (3E10 vg/eye) vs. 5 of 10 (1E10 vg/eye, 1 patient missed Week 24-32 visits)
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Injection-free:
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5 of 9 overall (3E10 vg/eye) vs. 2 of 10 overall (1E10 vg/eye)
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5 of 8 in patients treated per protocol (3E10 vg/eye)
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The Company will present the results from Part 1 of the SPECTRA clinical trial in a corporate webcast on February 10, 2025, and will present a 52-week interim data update at a scientific conference in mid-2025.

4D-150 DME Phase 3 Regulatory Update & Next Steps

As a result of the interim data from Part 1 of the SPECTRA clinical trial, the Company has selected 3E10 vg/eye as the Phase 3 dose for 4D-150 in DME. Based on data generated to date for 4D-150 in both the SPECTRA and PRISM clinical trials, FDA is aligned that a single Phase 3 clinical trial, combined with data from the two planned Phase 3 clinical trials in the 4FRONT wet AMD program, would be acceptable as the basis of a BLA submission for 4D-150 in DME. Per FDA feedback, the Company may proceed to Phase 3 (with SPECTRA Part 2 no longer needed) and is aligned with key design elements of a Phase 3 clinical trial with approximately 300-400 patients total with a primary endpoint of BCVA noninferiority vs. on-label aflibercept 2mg (5 loading doses and Q8W), and revised supplemental injection criteria (less stringent compared to Part 1 SPECTRA, in line with prior successful Phase 3 DME clinical trials).

The Company plans to present the next steps for DME development in a corporate webcast on February 10, 2025.

On January 10, 2025, the Company posted an investor presentation on its website containing topline interim data from Part 1 of the SPECTRA clinical trial. The investor presentation is furnished as Exhibit 99.1 of this Current Report on Form 8-K and is incorporated herein by reference. The presentation furnished as Exhibit 99.1 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

PIPELINE FOCUS AND CASH RUNWAY

On January 10, 2025, the Company announced a strategically focused pipeline, updated Phase 3 4FRONT program plans, initial 4FRONT guidance and resulting updated cash runway guidance.

Strategically Focused Pipeline

Core Programs: Updates & Upcoming Milestones

Large Market Ophthalmology Focus

4D-150 is a potential backbone therapy that is designed to provide multi-year sustained delivery of anti-VEGF (aflibercept and anti-VEGF-C) targeted to the retina with a single, well tolerated, intravitreal injection. 4D-150 is being developed for wet AMD and DME, each of which affects millions of patients globally, with the goal of preserving vision and relieving patients from burdensome repeated bolus injections, which can total up to 12 per year. The Company will focus the majority of its research and development resources and operations on global development and pre-commercial planning for 4D-150 in wet AMD.

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4D-150 for Wet AMD:
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Ongoing Phase 1/2 PRISM clinical trial currently in long-term follow-up:
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52-week interim data from Phase 2b cohort of the PRISM clinical trial to be presented at Angiogenesis, Exudation, and Degeneration 2025 on Saturday, February 8, 2025
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Corporate webcast to discuss data to be held on Monday, February 10, 2025
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Phase 3 4FRONT program overview and updates:
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Trial designs and CMC plans aligned with U.S. Food & Drug Administration (FDA) under RMAT designation and European Medicines Agency (EMA) under PRIME designation, based on multiple interactions through December 2024
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4FRONT-1 and 4FRONT-2 are on target to initiate in Q1 and Q3 2025, respectively
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4FRONT-1 and 4FRONT-2 clinical trial design:
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Primary endpoint: BCVA noninferiority of 4D-150 3E10 vg/eye to aflibercept 2mg Q8W
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Enrichment criteria: Randomization requires on study demonstration of aflibercept responsiveness
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Supplemental aflibercept injection criteria for 4D-150 arm optimized to protect primary BCVA endpoint and to maximize reduction of supplemental treatment burden; criteria to be disclosed prior to trial initiation. No supplemental injections allowed in control arm
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Target enrollment of 400 patients per trial

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Designed with ≥90% power for primary endpoint of BCVA noninferiority of 4D-150 versus aflibercept 2mg Q8 weeks (margin of 4.5 letters) and supports required program safety database for BLA submission
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4FRONT-1 to enroll treatment naïve population and 4FRONT-2 to enroll both treatment naïve and previously treated population, diagnosed within the last six months
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Primary endpoint 52-week topline data from both 4FRONT-1 and 4FRONT-2 expected in H2 2027
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4D-150 for DME:
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Ongoing SPECTRA Part 1 follow-up continues:
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Announced positive 32-week interim data
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Results & next steps to be presented in corporate webcast on February 10, 2025
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52-week interim data update expected at a scientific conference in mid-2025
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Announced regulatory update summarizing written FDA feedback. Based on review of SPECTRA and PRISM data to-date, combined with data from the two planned Phase 3 clinical trials in the 4FRONT wet AMD program, a single Phase 3 trial of 300-400 patients is acceptable for BLA submission and Company may directly proceed into Phase 3 (SPECTRA Part 2 no longer needed)

Pulmonology Program

The Company’s proprietary A101 vector is the first known AAV vector to demonstrate successful delivery and expression of the CFTR transgene in the lungs of people with CF following aerosol delivery. Given A101-enabled product candidate 4D-710’s proof of delivery, safety data and initial clinical activity signals, and ongoing support from the Cystic Fibrosis Foundation and collaboration with Therapeutics Development Network, the Company intends to complete Phase 1 enrollment in H1 2025, approach the FDA with a pivotal trial proposal mid-2025, and evaluate additional funding options to further advance 4D-710 into late-stage development.

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4D-710 for CF Lung Disease:
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Phase 1 AEROW enrollment completed in November 2024 (Cohort 3 & 4 fully enrolled with n=3 each), follow-up ongoing; trial allows up to an additional 3 people with CF at these dose levels
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Interim data update expected to be presented in mid-2025 at a scientific conference, including available measurements of ppFEV1, CFQ-R-R (quality-of-life instrument), lung clearance index and serial airway biopsies and brushings collected at 4-8 weeks and beyond 12 months post-dosing

Programs with Reduced Capital Allocation

While the Company believes the therapeutics below hold significant potential, at this time no further significant investment is expected on these programs, pending additional financing or partnerships.

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4D-175 for Geographic Atrophy (preclinical with open IND)
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4D-725 for Alpha-1-Antitrypsin Deficiency Lung Disease (preclinical)
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4D-310 for Fabry Disease Cardiomyopathy (ongoing Phase 1)

Following a comprehensive review of its portfolio, the Company has decided to terminate the development of the early-stage rare disease clinical programs evaluating 4D-110 for Choroideremia and 4D-125 for X-Linked Retinitis Pigmentosa.

Given the promising portfolio of product candidates and vectors owned and developed by the Company, the Company will not be investing additional capital into new preclinical product candidates at this time.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding the Company’s clinical development plans for its product candidates, including 4D-150 and 4D-710, timing for the announcement of results from ongoing clinical trials, anticipated resource allocations and cash runway, the therapeutic potential, and clinical benefits and market potential of 4DMT’s product candidates, as well as the regulatory interactions regarding 4D-150. In some cases you can identify these statements by forward-looking words such as “may,” “will,” “continue,” “anticipate,” “intend,” “could,” “project,” “expect” or the negative or plural of these words or similar expressions. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results and events to differ materially from those anticipated, including risks and uncertainties that are described in greater detail in the section entitled “Risk Factors” in the Company’s most recent Quarterly Report on Form 10-Q as well as any subsequent filings with the Securities and Exchange Commission. The Company expressly disclaims any intent or obligation to update these forward-looking statements, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Investor Presentation of 4D Molecular Therapeutics, Inc., dated January 10, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

4D MOLECULAR THERAPERUTICS, INC.

Date:	January 10, 2025	By:	/s/ Uneek Mehra
Uneek Mehra Chief Financial and Business Officer